SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 13, 2001



                                 Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                          0-25732                   84-1207329
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(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)           Identification No.)



2000 Westchester Avenue, Purchase, New York 10577
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    (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:(914) 701-8000
                                                   --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5. Other Events.


     On February 13, 2001, Atlas Air, Inc. (NYSE:CGO) announced that Stephen A. Greene had been elected to the company's Board of Directors.


     The registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1 into this Item 5.

Item 7. Financial Statements and Exhibits.


     (c) The following Exhibits are filed as part of this report:


     EXHIBIT NO.                         DESCRIPTION

       99.1       Press release issued by the Registrant on February 13, 2001.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLAS AIR, INC.
                                    (Registrant)




Dated:  February 14, 2001           By:  /s/ Richard H. Shuyler
                                         ---------------------------------------
                                             Name:  Richard H. Shuyler
                                             Title: Chief Executive Officer







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                                  EXHIBIT INDEX

     EXHIBIT NO.                  DESCRIPTION

        99.1     Press release issued by the Registrant on February 13, 2001.